UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2014

Wright Medical Group, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1023 Cherry Road Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 30, 2014, Wright Medical Group, Inc. announced that Tornier N.V. had voluntarily withdrawn and refiled its Hart-Scott-Rodino (“HSR”) notification and report form relating to the parties previously announced proposed merger. The withdrawal and refiling of the form provides the Federal Trade Commission with additional time to review the proposed transaction in the initial phase. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act is now scheduled to expire on Wednesday, January 28, 2015, at 11:59 p.m., New York City time, unless earlier terminated or a request for additional information or documentary materials is issued to either party prior to the expiration of the waiting period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP, INC.

Date: December 30, 2014	By:	/s/ Lance A. Berry
Lance A. Berry
Senior Vice President and Chief Financial Officer